Exhibit 99.2

A T T H E F O R E F R O N T O F T H E R A P I E S F O R R A R E D I S E A S E S FY22 Financial Results Conference Call & Webcast March 1, 2023

2 Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this press release may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, including as they are impacted by COVID-19 related disruption, are based on current information. The potential impact on operations from the COVID-19 pandemic is inherently unknown and cannot be predicted with confidence and may cause actual results and performance to differ materially from the statements in this release, including without limitation, because of the impact on general political and economic conditions, including as a result of efforts by governmental authorities to mitigate COVID-19, such as travel bans, shelter in place orders and third-party business closures and resource allocations, manufacturing and supply chain disruptions and limitations on patient access to commercial or clinical product. In addition to the impact of the COVID-19 pandemic, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that required regulatory inspections may be delayed or not be successful and delay or prevent product approval; the potential that we may not be successful in commercializing Galafold in Europe, Japan, the US and other geographies or AT-GAA if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies and manufacturing. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. Statements regarding corporate financial guidance and financial goals and the attainment of such goals. With respect to statements regarding projections of the Company's revenue and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2022 to be filed today. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof. Non-GAAP Financial Measures In addition to financial information prepared in accordance with U.S. GAAP, this press release also contains adjusted financial measures that we believe provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. These adjusted financial measures are non-GAAP measures and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. We typically exclude certain GAAP items that management does not believe affect our basic operations and that do not meet the GAAP definition of unusual or non-recurring items. Other companies may define these measures in different ways. When we provide our expectation for non-GAAP operating expenses on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectation and the corresponding GAAP measure generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

3 A Rare Company Patient-dedicated, rare disease biotechnology company with sustained double-digit revenue growth, a global commercial infrastructure, and late-stage development capabilities GLOBAL COMMERCIAL ORGANIZATION EMPLOYEES in 20 Countries GALAFOLD & AT-GAA Gene Therapy Platform Leveraging Experience in Protein Engineering & Glycobiology 12-17% FY23 Galafold Revenue Growth at CER Non-GAAP PROFITABILITY expected in 2H 2023 Cumulative $1.5B-$2B Peak Potential AT-GAA Under Global Regulatory Reviews for Pompe Disease $294M Cash as of 12/31/22 World-class Clinical Development Capabilities

2023 Strategic Priorities Sustain double-digit Galafold revenue growth of 12-17% at CER1 Secure FDA, EMA, and MHRA approvals for AT-GAA Initiate successful global launches of AT-GAA Advance best-in-class, next-generation Fabry and Pompe pipeline programs and capabilities Maintain strong financial position on path to profitability 4 1 2 3 4 5 1CER: Constant Exchange Rates; 2023 Galafold revenue guidance utilizes actual exchange rate as of December 31, 2022

5 Galafold® (migalastat) Continued Growth Building a leadership position in the treatment of Fabry disease

2022 Galafold Success (as of December 31, 2022)

Building on Galafold's success and leveraging leadership position to drive continued growth

Galafold is the first and only approved oral treatment option with a unique mechanism of action for Fabry patients with amenable variants


NDC 71904-100-01
Galafold™
(migalastat) capsules
123 mg
14 capsules
Lift to open
Amicus
Galafold™ (migalastat) capsules 123 mg
A1001

$329M 2022 Galafold Revenue

16% 2022 Galafold Operational Growth

350 Amenable Variants in U.S. Label

40+ Countries with Regulatory Approvals

46 Orange Book Listed Patents

1,386 Amenable Mutations in EU Label

Galafold is indicated for adults with a confirmed diagnosis of Fabry disease and an amenable variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea, and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions, and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu.

6

Amicus Therapeutics

Galafold Performance

2022 reported revenue growth of +8% to $329M – Strong operational growth of +16% at CER


Year-over-Year Sales Growth
$306M
+16%
-8%
$329M
2021
Operational Growth
FX Impact
2022

FY22 Strength Reflects Increasing Demand with >2,000 Individuals Treated

- Global 3-month net new patients trend highest in 2 years
- ~50% share of treated amenable patients
- Interactions with HCPs increasing from same period last year
- Healthy global mix of switch (~55%) and previously untreated patients (~45%)[1]
- Compliance and adherence over 90%+

7

[1]Data on file

Amicus Therapeutics

8 Galafold Quarterly Trends Growth remains strong with Q4 revenue of $88M and FY22 revenue of $329M $79M $82M $79M $81M $82M $88M 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 Quarterly Galafold Sales ▪ Expect non-linear quarterly growth to continue due to uneven ordering patterns and FX fluctuations Distribution of Galafold Revenue by Quarter in Past 5 years: Q1 Q2 Q3 Q4 5 Year Avg. 22% 24% 26% 28%

9 Galafold Global Launch Momentum (as of December 31, 2022) Strong patient demand with 2,000+ individuals treated with Galafold and performance against key metrics lay the foundation for continued double-digit growth in 2023 9 Continued penetration into existing markets Further uptake in diagnosed untreated population Continued geographic expansion and label extensions Maintaining compliance and adherence Driving reimbursement and access Sustained Growth in 2023 Driven by:

10 AT-GAA Launch Preparations Experienced and passionate rare disease medical and commercial organization poised for second successful launch Key Strengths Commitment to patient access Clear focus on launch Identification of key Pompe disease treatment centers Development of educational materials Planning Access Scientific Exchange Team Great experience and passion Eagerness to introduce a new therapy upon approvals Highly leverageable team in place, few new hires needed Published Phase 3 PROPEL data in The Lancet Neurology Active medical conference and publication schedule Multiple expanded access programs in place Continued education on biology of disease and diagnosis Demonstrating value to payors including parity pricing strategy

11 AT-GAA (cipaglucosidase alfa + miglustat) Potential to establish a new standard of care for people living with Pompe disease

Pompe Disease Overview

Pompe is a severe and fatal neuromuscular disease caused by the deficiency of lysosomal enzyme GAA



- Estimated incidence of ~1:28,000; Significant underdiagnosis
- Age of onset ranges from infancy to adulthood
- Majority of patients on current standard of care decline after ~2 years
- Respiratory and cardiac failure are leading causes of morbidity and mortality
- Deficiency of GAA leading to lysosomal glycogen accumulation and cellular dysfunction
- Symptoms include muscle weakness, respiratory failure, and cardiomyopathy
- ~$1.2B+ global Pompe ERT sales[1]

[1] Based on 12 months ended December 31, 2022. Source: Sanofi Press Release

12

Amicus Therapeutics

13 13 1Data on file AT-GAA: Global Regulatory Status Anticipate regulatory approvals and launch into the three largest Pompe markets in 2023 ▪ Pombiliti™ (cipaglucosidase alfa) European Commission (EC) decision expected in 1Q 2023 ▪ Miglustat CHMP opinion expected in 2Q 2023 with EC decision anticipated in 3Q 2023 ▪ Pre-approval inspection now scheduled ▪ Anticipating 3Q 2023 FDA approval ▪ U.K. MAA submitted via recognition procedure based on CHMP opinion ▪ Anticipating 3Q 2023 MHRA approval 13

14 AT-GAA: Ongoing Clinical Studies and Expanded Access Mechanisms ▪ Ongoing clinical studies in children and adolescents1 with LOPD as well as in Infantile-Onset Pompe Disease (IOPD) ▪ Multiple expanded access mechanisms in place, including in the U.S., U.K., Germany, France, Japan, and others ▪ ~200 people living with Pompe disease are now on AT-GAA across extension studies and expanded access programs ▪ ~75 centers worldwide currently participating in clinical trials and access programs Advancing science though ongoing clinical studies and providing expanded access through multiple mechanisms 1 Children and adolescents aged 0 to <18 years old

15 WORLDSymposium Update Number of patients (n) Mean (SD) baseline 6MWD (% predicted): Cipa/mig–cipa/mig = 56.1 (16.03) Alg/pla–cipa/mig = 54.8 (17.68) Mean (SD) week 104 6MWD (% predicted): Cipa/mig–cipa/mig = 60.8 (18.07) Alg/pla–cipa/mig = 54.3 (21.86) 6 Cipa/mig–cipa/mig Cipa/mig Alg/pla Baseline Week 12 26 38 52 64 78 104 –1 –2 0 1 2 3 4 5 Cipa/mig–cipa/mig 62 61 54 58 61 55 56 56 Alg/pla–cipa/mig 29 29 27 28 29 27 26 26 Mean (+/– SE) of change from ATB200-03 baseline (% predicted 6MWD) Mean (SD) baseline FVC (% predicted): Cipa/mig–cipa/mig = 67.7 (19.48) Alg/pla–cipa/mig = 67.2 (21.29) Mean (SD) week 104 FVC (% predicted): Cipa/mig–cipa/mig = 66.2 (20.00) Alg/pla–cipa/mig = 61.0 (18.20) –7 –5 –3 –1 0 1 2 3 Cipa/mig–cipa/mig Cipa/mig Alg/pla –4 –2 –6 Number of patients (n) Week 12 26 38 52 64 78 104 Cipa/mig–cipa/mig 62 61 53 54 55 50 51 53 Alg/pla–cipa/mig 29 29 26 27 26 25 26 24 Baseline Mean (+/– SE) of change from ATB200-03 baseline (sitting % predicted FVC Ph 3 open-label extension study data demonstrate that treatment with AT-GAA up to 2 years was associated with a durable effect, supporting the long-term benefits ▪ ERT-experienced and -naïve patients treated with AT-GAA throughout PROPEL showed durable improvements in % predicted 6MWD that were maintained throughout to week 104 ▪ ERT-experienced and -naïve patients who received alglucosidase alfa/placebo in PROPEL and switched to AT-GAA in the OLE showed stability in % predicted 6MWD throughout the OLE study ▪ ERT-experienced patients treated with AT-GAA throughout PROPEL remained stable, while patients who received alglucosidase alfa/placebo experienced a decline in sitting % predicted FVC that stabilized after switching to AT-GAA in the OLE study ERT-Experienced 6MWD (%): Change from baseline ERT-Experienced FVC (%): Change from baseline

16 Corporate Outlook Delivering on our mission for patients and shareholders

17 2022 Select Financial Results 2022 revenue of $329M and growth rate of 16% at CER from global Galafold sales (in thousands, except per share data) Dec. 31, 2022 Dec. 31, 2021 Product Revenue $329,233 $305,514 Cost of Goods Sold 38,599 34,466 R&D Expense 276,677 272,049 SG&A Expense 213,041 192,710 Changes in Fair Value of Contingent Consideration 1,078 6,514 Loss on Impairment of Assets 6,616 — Depreciation and Amortization 5,342 6,209 Loss from Operations (212,120) (206,434) Income Tax Benefit (Expense) 5,471 (8,906) Net Loss (236,568) (250,460) Net Loss Per Share (0.82) (0.92)

Financial Outlook and Path to Profitability

Clear strategy to build our business, advance our portfolio, and achieve profitability

Sustain Galafold Revenue Growth

$329M FY22 revenue, +16% YoY operational growth

2023 Galafold revenue growth guidance of **+12-17%** YoY ***at CER***

Secure Approvals of AT-GAA

Galafold and AT-GAA expected to drive strong double-digit growth long term

Deliver on Financial Goals

Focused on prudent expense management

2023 non-GAAP operating expense guidance of **$340M-$360M**

Achieve profitability[1] in 2H 2023

[1]Based on projections of Amicus non-GAAP Net Income under current operating plans, which includes successful AT-GAA regulatory approvals and continued Galafold growth. We define non-GAAP Net Income as GAAP Net Income excluding the impact of share-based compensation expense, changes in fair value of contingent consideration, depreciation and amortization, acquisition related income (expense), loss on extinguishment of debt, loss on impairment of assets, restructuring charges, and income taxes.

18

Amicus Therapeutics

19 Positioned for Significant Value Growth Focused on execution and driving sustainable double-digit revenue growth on path to profitability Continue to bring Galafold® to as many patients as possible, sustain double-digit operational revenue growth Successful launch of AT-GAA for people living with Pompe disease Advance next-generation gene therapies in Fabry and Pompe diseases Fully leverage global capabilities and infrastructure as a leader in rare diseases Achieve non-GAAP profitability in 2H 20231 1 Based on projections of Amicus non-GAAP Net Income under current operating plans, which includes successful AT-GAA regulatory approvals and continued Galafold growth. Non-GAAP Net Income defined as GAAP Net Income excluding the impact of share-based compensation expense, changes in fair value of contingent consideration, loss on impairment of assets, depreciation and amortization, acquisition related income (expense), loss on extinguishment of debt, restructuring charges and income taxes.

Appendix

21 Appendix

Environmental, Social, & Governance (ESG) Snapshot

Whom We Serve

Programs we invest in have 3 key characteristics

- **Address a rare genetic disease**
- **First-in-class or best-in-class**
- **Impart meaningful benefit for patients**

Pledge for a Cure

Designate a portion of product revenue back into R&D for that specific disease until there is a cure.

Pricing PROMISE

Committed to never raising the annual price of our products more than consumer inflation.

Charitable Giving

(as of 12/31/21)

Contributions allocated:

$1,677,000 U.S.

$832,976 Intl.

Expanded Access through Jan 2023:

74 patients / **20** countries

Amicus supported community programs: **20+**

Volunteer hours (U.S.): **770**

Diversity, Equity, & Inclusion (DEI)

Pledge to support a more inclusive culture to impact our employees, our communities, and society.

2023 and Beyond:

- Maintain strength in global gender diversity
- Increase US diversity through intentional and ongoing action
- Continuously evaluate compensation practices to ensure pay parity

Global Employees **496**

% female employees **58%**

% Hiring Slate Diversity **82%**

Board of Directors

Committed to ongoing Board refreshment and diversity of background, gender, skills, and experience:

Director Diversity

3 Female
2 Veteran Status
1 African American

80% Board Independence

60% Overall Board Diversity

Environmental Management

Eco-friendly decision-making has unearthed economic efficiencies while continuing to bolster our standing as a good corporate citizen.

- **Green building design**
- **Energy & water conservation**
- **Hazardous waste management**

Employee Recruitment, Engagement, & Retention

Leverage employee capabilities and expertise to provide a culture that drives performance and ultimately attracts, energizes, and retains critical talent.

Pulse surveys reveal employees feel ***high personal satisfaction*** *in their job, are* ***proud of their work*** *and what they contribute to the community*

Career Development

Reimagined performance management process to measure the what and the how, rewarding those who role-model our **Mission-Focused Behaviors**.

22

Amicus Therapeutics

23 FX Sensitivity and Galafold Distribution of Quarterly Sales Impact from Foreign Currency Q4 2022 Currency Variances: USD/ Q4 2021 Q4 2022 Variance EUR 1.144 1.021 (10.7%) GBP 1.348 1.174 (12.9%) JPY 0.009 0.007 (19.5%) Full Year 2023 Revenue Sensitivity Given the high proportion of Amicus revenue Ex-US, a change in exchange rates of +/- 5% compared to year end 2022 rates could lead to a $11M-$12M change in global reported revenues in 2023. Distribution of Galafold Revenue by Quarter in Past 5 years: Q1 Q2 Q3 Q4 5 Year Avg. 22% 24% 26% 28%

Amicus Pipeline

Streamlined rare disease pipeline with focus on Fabry disease and Pompe disease franchises


INDICATION
DISCOVERY
PRECLINICAL
PHASE 1/2
PHASE 3
REGULATORY
COMMERCIAL
FABRY FRANCHISE
Galafold® (migalastat)
ODD
Fabry Gene Therapy
Next-Generation Chaperone
POMPE FRANCHISE
AT-GAA (cipaglucosidase alfa + miglustat)
BTD
ODD
Pompe Gene Therapy
OTHER
CLN3 Batten Disease Gene Therapy
Next-Generation Research Programs

ODD - Orphan Drug Designation **BTD** - Breakthrough Therapy Designation

24

25 AT-GAA Phase 3 PROPEL Study Results Clinically meaningful outcomes from Phase 3 PROPEL study provide the basis for global regulatory submissions of AT-GAA

26 WORLDSymposium Update – Phase 3 OLE of AT-GAA in LOPD Improvement from the PROPEL baseline in % predicted 6MWD for the cipa/mig group was maintained throughout the OLE for ERT-experienced and ERT-naïve patients • ERT-experienced and -naïve patients treated with cipa/mig throughout showed durable improvements in % predicted 6MWD in PROPEL that were maintained throughout the OLE to week 104 • ERT-experienced and -naïve patients who received alg/pla in PROPEL and switched to cipa/mig in the OLE showed stability in % predicted 6MWD throughout the OLE *Excludes one outlier. SE, standard error. Number of patients (n) Mean (SD) baseline 6MWD (% predicted): Cipa/mig–cipa/mig = 56.1 (16.03) Alg/pla–cipa/mig = 54.8 (17.68) Mean (SD) week 104 6MWD (% predicted): Cipa/mig–cipa/mig = 60.8 (18.07) Alg/pla–cipa/mig = 54.3 (21.86) 6 Cipa/mig–cipa/mig Cipa/mig Alg/pla Baseline Week 12 26 38 52 64 78 104 Number of patients (n) Baseline Week 12 26 38 52 64 78 104 Mean (SD) baseline 6MWD (% predicted): Cipa/mig–cipa/mig = 61.9 (15.33) Alg/pla–cipa/mig = 61.4 (17.11) Mean (SD) week 104 6MWD (% predicted): Cipa/mig–cipa/mig = 70.9 (16.31) Alg/pla–cipa/mig = 70.3 (8.57) –2 –4 0 2 4 6 8 12 10 14 16 –1 –2 0 1 2 3 4 5 Cipa/mig–cipa/mig Cipa/mig Alg/pla Cipa/mig–cipa/mig 62 61 54 58 61 55 56 56 29 27 26 26 Cipa/mig–cipa/mig 20 19 17 20 20 18 19 18 Alg/pla–cipa/mig 29 29 27 28 Alg/pla–cipa/mig 7 7 6 7 7 5 6 7 Mean (+/ – SE) of change from ATB200-03 baseline (% predicted 6MWD) Mean (+/ – SE) of change from ATB200-03 baseline (% predicted 6MWD) ERT experienced ERT naïve*

27 WORLDSymposium Update – Phase 3 OLE of AT-GAA in LOPD Sitting % predicted FVC remained stable in ERT-experienced and ERT-naïve patients throughout the OLE for both PROPEL treatment groups • ERT-experienced patients treated with cipa/mig throughout remained stable, while patients who received alg/pla in PROPEL experienced a decline in sitting % predicted FVC that stabilized after switching to cipa/mig in the OLE • ERT-naïve patients in both treatment groups experienced some decline in PROPEL that stabilized in the OLE with no further decline in FVC to week 104 *Excludes one outlier. Mean (SD) baseline FVC (% predicted): Cipa/mig–cipa/mig = 67.7 (19.48) Alg/pla–cipa/mig = 67.2 (21.29) Mean (SD) week 104 FVC (% predicted): Cipa/mig–cipa/mig = 66.2 (20.00) Alg/pla–cipa/mig = 61.0 (18.20) –7 –5 –3 –1 0 1 2 3 Cipa/mig–cipa/mig Cipa/mig Alg/pla –4 –2 –6 Mean (SD) baseline FVC (% predicted): Cipa/mig–cipa/mig = 80.2 (18.69) Alg/pla–cipa/mig = 79.1 (22.58) Mean (SD) week 104 FVC (% predicted): Cipa/mig–cipa/mig = 73.5 (21.24) Alg/pla–cipa/mig = 79.6 (17.92) –7 –10 –4 0 –6 –9 –2 1 –5 –8 –1 2 3 Cipa/mig–cipa/mig Cipa/mig Alg/pla 104 –3 Number of patients (n) Week 12 26 38 52 64 78 104 Number of patients (n) Week 12 26 38 52 64 78 Cipa/mig–cipa/mig 62 61 53 54 55 50 51 53 26 25 26 24 Cipa/mig–cipa/mig 20 18 18 17 19 18 18 17 Alg/pla–cipa/mig 29 29 26 27 Alg/pla–cipa/mig 7 7 5 5 6 4 4 5 Baseline Baseline ERT experienced ERT naïve* Mean (+/ – SE) of change from ATB200-03 baseline (sitting % predicted FVC Mean (+/ – SE) of change from ATB200-03 baseline (sitting % predicted FVC

28 WORLDSymposium Update – Phase 3 OLE of AT-GAA in LOPD Cipa/mig treatment was associated with a durable reduction in serum CK during PROPEL and the OLE in both ERT-experienced and ERT-naïve patients • ERT-experienced and -naïve patients treated with cipa/mig throughout showed a decline in serum CK levels during PROPEL that was maintained throughout the OLE • ERT-experienced and -naïve patients who received alg/pla in PROPEL showed a slight increase or stability in serum CK levels to week 52, and a marked decline after switching to cipa/mig in the OLE Number of patients (n) Mean (SD) baseline CK (U/L): Cipa/mig–cipa/mig = 433.0 (407.69) Alg/pla–cipa/mig = 490.6 (450.46) Mean (SD) week 104 CK (U/L): Cipa/mig–cipa/mig = 299.7 (296.92) Alg/pla–cipa/mig = 361.6 (292.67) –300 –250 –200 –150 –100 –50 0 50 100 Cipa/mig–cipa/mig Cipa/mig Alg/pla 2 4 6 12 26 38 52 54 56 58 64 78 104 Number of patients (n) Mean (SD) baseline CK (U/L): Cipa/mig–cipa/mig = 464.1 (398.11) Alg/pla–cipa/mig = 680.3 (333.13) Mean (SD) week 104 CK (U/L): Cipa/mig–cipa/mig = 283.6 (212.49) Alg/pla–cipa/mig = 461.7 (196.76) –400 –500 –300 –200 –100 200 Cipa/mig–cipa/mig Cipa/mig Alg/pla 2 4 6 12 26 38 52 54 56 58 64 78 104 100 0 Cipa/mig–cipa/mig 62 62 62 58 61 58 57 59 54 52 53 59 57 49 Cipa/mig–cipa/mig 20 20 19 20 19 19 20 18 19 19 16 18 19 18 Alg/pla–cipa/mig 29 29 28 29 29 29 28 28 28 26 27 27 26 25 Alg/pla–cipa/mig 7 7 7 7 6 7 7 7 7 5 7 7 7 7 Mean (+/ – SE) of change from ATB200-03 baseline (U/L) Mean (+/ – SE) of change from ATB200-03 baseline (U/L) ERT experienced ERT naïve* *Excludes one outlier. Baseline Baseline Week Week

29 • ERT-experienced patients treated with cipa/mig throughout experienced a decline in urine Hex4 levels in PROPEL that stabilized during the OLE. ERT-experienced patients who received alg/pla in PROPEL experienced an increase in Hex4 and a marked decline after switching to cipa/mig in the OLE • ERT-naïve patients experienced a decline in Hex4 levels during PROPEL in both treatment groups that stabilized or declined further during the OLE to week 104 Number of patients (n) Mean (SD) baseline Hex4 (mmol/mol creatinine): Cipa/mig–cipa/mig = 4.5 (3.49) Alg/pla–cipa/mig = 7.3 (7.72) Mean (SD) baseline Hex4 (mmol/mol creatinine): Cipa/mig–cipa/mig = 2.7 (1.60) Alg/pla–cipa/mig = 5.0 (5.21) –4 –3 –2 –1 0 1 2 3 4 Cipa/mig–cipa/mig Cipa/mig Alg/pla Week 2 4 6 12 26 38 52 54 56 58 64 78 104 Number of patients (n) Mean (SD) baseline Hex4 (mmol/mol creatinine): Cipa/mig–cipa/mig = 4.8 (3.00) Alg/pla–cipa/mig = 5.8 (2.50) Mean (SD) baseline Hex4 (mmol/mol creatinine): Cipa/mig–cipa/mig = 2.0 (1.28) Alg/pla–cipa/mig = 2.4 (1.16) –4 –5 –3 –2 –1 0 Cipa/mig–cipa/mig Cipa/mig Alg/pla Week 2 4 6 12 26 38 52 54 56 58 64 78 104 Cipa/mig–cipa/mig 61 61 61 60 61 57 58 55 54 51 56 59 55 56 Cipa/mig–cipa/mig 20 20 19 19 19 18 18 17 18 19 16 19 19 17 Alg/pla–cipa/mig 29 29 29 29 29 28 28 28 27 26 28 27 27 26 Alg/pla–cipa/mig 7 7 7 7 7 7 7 5 7 5 7 6 6 6 Mean (+/ – SE) of change from ATB200-03 baseline (mmol/mol creatinine) Mean (+/ – SE) of change from ATB200-03 baseline (mmol/mol creatinine) WORLDSymposium Update – Phase 3 OLE of AT-GAA in LOPD Cipa/mig treatment was associated with a durable reduction in urine Hex4 during PROPEL and the OLE in both ERT-experienced and ERT-naïve patients *Excludes one outlier. Baseline Baseline ERT experienced ERT naïve*